SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2000

                               Vista Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      New Jersey                      0-21264                  22-2870972
----------------------------        -----------               ----------------
(State or other jurisdiction        (Commission               (I.R.S. employer
of incorporation)                   file number)              Id. No.)

305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey           08865
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (908) 859-9500

Former name or former address, if changed from last report:  Not Applicable.

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                              VISTA BANCORP, INC.
                                   FORM 8-K

Item 1.     Changes in Control of Registrant

            Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

            Not Applicable.

Item 3.     Bankruptcy or Receivership.

            Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

            Not Applicable.

Item 5.     Other Events.

            At the Registrant's Board Meeting of March 17, 2000, the directors approved the unification of the Registrants two wholly owned subsidiary banks, Phillipsburg National Bank and Trust Company and Twin Rivers Community Bank. The unified banks will trade under the name of Vista Bank, N.A.

Item 6.     Resignations of Registrant's Directors.

            Not Applicable.

Item 7.     Financial Statements and Exhibits.

            The press release of the Registrant with respect to the unification is attached hereto and incorporated in its entirety herein.

Item 8.     Change in fiscal year.

            Not Applicable

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VISTA BANCORP, INC.
                                          -------------------
                                          (Registrant)


Date:  March 17, 2000               /s/ Barbara Harding
                                    -------------------
                                    Barbara Harding, President and
                                    Chief Executive Officer